UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: May 31
Date of reporting period: May 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2010

Annual Report

Western Asset
Institutional Money Market Fund

Western Asset
Institutional AMT Free
Municipal Money Market Fund
(Prior to May 31, 2010, the Fund was known as
Western Asset Institutional Municipal Money Market Fund)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Legg Mason Partners Institutional Trust

Funds’ objective

Western Asset Institutional Money Market Fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Western Asset Institutional AMT Free Municipal Money Market Fund seeks current income that is exempt from federal income tax* to the extent consistent with preservation of capital and the maintenance of liquidity.

*

Certain investors may be subject to the federal alternative minimum tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Institutional Money Market Fund and Western Asset Institutional AMT Free Municipal Money Market Fund for the twelve-month reporting period ended May 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance. Important information with regard to recent regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Western Asset Institutional AMT Free Municipal Money Market Fund

Management recommended and the Fund’s Board approved a change to the investment objective, strategy and name of the Fund. Effective May 31, 2010, the Fund follows a policy of investing, under normal circumstances, substantially all of its assets in short-term high-quality municipal securities whose interest is exempt from federal income tax, including the alternative minimum tax (“AMT”). In addition, on May 31, 2010, the Fund changed its name from Western Asset Institutional Municipal Money Market Fund to Western Asset Institutional AMT Free Municipal Money Market Fund. Effective May 31, 2010, the Fund’s investment objective is to seek current income that is exempt from federal income tax to the extent consistent with preservation of capital and the maintenance of liquidity.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 25, 2010

Legg Mason Partners Institutional Trust | III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the twelve-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month – 411,000 – were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

The twelve-month period ended May 31, 2010 was largely characterized by a return to more normal conditions and generally robust investor risk appetite. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the

IV | Legg Mason Partners Institutional Trust

Investment commentary (cont’d)

interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

While somewhat overshadowed by a “flight to quality” in May 2010, investor demand for riskier and higher-yielding fixed-income securities was strong for the majority of the reporting period. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation, rebounding corporate profits and a rapidly rising stock market. However, in May, the sovereign debt crisis in Greece then triggered increased volatility in the global financial markets, causing the spread sectors (non-Treasuries) to give back some of their earlier gains.

Both short- and long-term Treasury yields fluctuated during the reporting period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.92% and 3.47%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.42% and 4.01%, and falling as low as 0.67% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively.

With the Fed keeping the federal funds rate at a historical low, the yields available from money market securities remained extremely low during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 29, 2010

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Partners Institutional Trust 2010 Annual Report | 1

Funds’ overview

Q. What is each Fund’s investment strategy?

A. Western Asset Institutional Money Market Fund (the “Institutional Money Market Fund”) seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. The Fund invests in high-quality U.S. dollar-denominated short-term debt securities, primarily obligations of U.S. and non-U.S. financial institutions and commercial paper and U.S. government securities.

The Institutional Money Market Fund may invest in all types of money market instruments, including commercial paper, asset-backed commercial paper and other mortgage- and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign private issuers, the U.S. government or any of its agencies or instrumentalities, foreign governments and U.S. states and municipalities. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. The Institutional Money Market Fund generally limits foreign investments to U.S. dollar-denominated securities of issuers located in major industrialized countries, although it may invest in fixed time deposits of foreign bank branches located in Grand Cayman and Nassau, The Bahamas.

Western Asset Institutional AMT Free Municipal Money Market Fund (the “Institutional AMT Free Municipal Money Market Fund”) seeks current income that is exempt from federal income tax to the extent consistent with preservation of capital and the maintenance of liquidity.

As of May 31, 2010, under normal circumstances, the Institutional AMT Free Municipal Money Market Fund will invest substantially all of its assets in short-term high-quality municipal securities, whose interest is exempt from federal income tax, including the alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the fifty states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand notes (“VRDNs”)i, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. Although the Institutional AMT Free Municipal Money Market Fund will ordinarily not invest in securities whose interest is subject to federal income tax or the AMT, when Western Asset Management Company (“Western Asset”), the Fund’s subadviser, believes that suitable AMT-free municipal securities are not available, the Fund may temporarily invest up to 20% of its assets in investments whose interest may be subject to federal income tax or the AMT.

Both of the Funds, as money market funds, try to maintain a share price of $1.00 and must follow strict rules as to the credit quality, diversification and maturity of their investments.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. During the twelve months ended May 31, 2010, the fixed-income market largely recovered from the financial crisis in 2008 and returned to more normal conditions. This was the result of a variety of factors, including the aggressive actions taken by the Federal Reserve Board (“Fed”)ii, improving economic conditions and generally robust investor risk appetite.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, leading to a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The spread sectors then continued to rally during most

2 | Legg Mason Partners Institutional Trust 2010 Annual Report

Funds’ overview (cont’d)

of the remainder of the reporting period, with a notable exception being in May 2010. In sharp contrast to calendar year 2008, when Treasuries were the performance leaders, overall the spread sectors outperformed Treasuries during the fiscal year.

The yields on two- and ten-year Treasuries began the fiscal year at 0.92% and 3.47%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as low as 0.67% and as high as 1.42% and ended the period at 0.76%. Ten-year Treasuries fell as low as 3.18% and rose as high as 4.01% and ended the fiscal year at 3.31%.

Both short- and long-term yields fell during the twelve-month period due, in part, to a “flight to quality” that occurred in May 2010. This was triggered by concerns regarding the debt crisis in Greece and fears that it could spread to other European countries. During the month of May, investors flocked to the relative safety of Treasury securities, driving their yields lower and prices higher.

Municipal bonds posted solid returns during the fiscal year. Although the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. Contributing to the rally were improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields.

Given continued historically low short-term interest rates, the yields available from taxable and tax-exempt money market securities remained very low during the fiscal year. It is also important to point out that the Securities and Exchange Commission (“SEC”) adopted amendments to Rule 2a-7 and certain other rules under the Investment Company Act of 1940 (the “1940 Act”) concerning the operation and regulation of money market funds. These new rules and amendments are effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds.

Q. How did we respond to these changing market conditions?

A. For the Institutional Money Market Fund, as economic conditions remained challenged in the second half of 2009, we maintained a longer average maturity to lock in higher yields given falling short-term yields. When economic and financial conditions improved in the first half of 2010, we scaled back to a more neutral average maturity stance for the portfolio. We have subsequently become more cautious in light of the ongoing sovereign debt crisis in Europe. We also moved to implement changes to the Fund relating to the new SEC regulations in the latter part of the reporting period. The impact of these new regulations on our overall investment strategy has been limited.

In terms of the Institutional AMT Free Municipal Money Market Fund, the municipal money market yield curveiii remained extremely flat during the reporting period. As such, there were typically only small differences between the yields available from shorter-term municipal money market securities and their longer-term counterparts. Given this, we maintained the Fund’s large allocation to VRDNs during the fiscal year. However, at times we were able to capture incremental yields by opportunistically investing in high-quality tax-exempt commercial paper with three- to four-month maturities. We also selectively participated in a number of smaller issuances of municipal notes with nine- to twelve-month maturities which allowed the Fund to generate somewhat higher yields.

We also began to pare the Fund’s exposure to VRDNs that were offered by second-tier banks, which have less significant capitalizations than first-tier banks. This was done for preservation of capital purposes, as well as in anticipation of the SEC’s new rules.

Legg Mason Partners Institutional Trust 2010 Annual Report | 3

Performance review

Institutional Money Market Fund

As of May 31, 2010, the seven-day current yield for Institutional Shares1 of the Institutional Money Market Fund was 0.10% and the seven-day effective yield, which reflects compounding, was 0.10%.2

Institutional AMT Free Municipal Money Market Fund

As of May 31, 2010, the seven-day current yield for Institutional Shares1 of the Institutional AMT Free Municipal Money Market Fund was 0.17% and the seven-day effective yield, which reflects compounding, was 0.17%.2

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Legg Mason Partners Institutional Trust (Institutional Shares) Yields as of May 31, 2010 (unaudited)

	Seven-Day Current Yield[2]	Seven-Day Effective Yield[2]

Institutional Money Market Fund	0.10%	0.10%

Institutional AMT Free Municipal Money Market Fund	0.17%	0.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield for Institutional Shares of the Institutional Money Market Fund would have been 0.01%, and the seven-day current yield and the seven-day effective yield for Institutional Shares of the Institutional AMT Free Municipal Money Market Fund would have been 0.09%.

An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Q. What were the most significant factors affecting each Fund’s performance?

A. For the Institutional Money Market Fund, we maintained a diverse portfolio of money market securities. In particular, we continued to have a significant allocation to floating-rate notes, which performed well over the reporting period. In light of increased supply, the spread between U.S. Treasuries and government agencies narrowed, making U.S. Treasuries attractive on a relative basis. As such, we increased the Fund’s exposure to U.S. Treasuries during the reporting period.

For the Institutional AMT Free Municipal Money Market Fund, we held municipal notes, tax-exempt commercial paper and VRDNs. We maintained our strategy of generally investing in high-quality, top-tier securities. This was done given our emphasis on maintaining liquidity and diversification, as safeguarding our shareholders’ investments remained paramount. Given the low interest rate environment and flat municipal money market yield curve, there were limited opportunities to generate significant incremental yields for the Fund during the reporting period. In addition, starting to reduce the portfolio’s exposure to second-tier VRDNs served to modestly temper the Fund’s yield.

[1]	Prior to September 28, 2009, Institutional Shares were known as Class A shares. The fees and expenses associated with this class remain unchanged.

[2]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4 | Legg Mason Partners Institutional Trust 2010 Annual Report

Funds’ overview (cont’d)

Thank you for your investment in the Institutional Money Market Fund and the Institutional AMT Free Municipal Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Funds’ investment goals.

Sincerely,

Western Asset Management Company

June 15, 2010

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in each of these Funds. Please see the Funds’ prospectus for more information on these and other risks.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Variable rate demand notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Partners Institutional Trust 2010 Annual Report | 5

Fund at a glance†(unaudited)

Western Asset Institutional Money Market Fund

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and May 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6 | Legg Mason Partners Institutional Trust 2010 Annual Report

Fund at a glance†(unaudited) (cont’d)

Western Asset Institutional AMT Free Municipal Money Market Fund

Investment breakdown (%) as a percent of total investments

†

The bar graph represents the composition of the Fund’s investments as of May 31, 2010 and May 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Partners Institutional Trust 2010 Annual Report | 7

Fund expenses (unaudited)

Example

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2009 and held for the six months ended May 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]

Western Asset Institutional Money Market Fund

Institutional Shares*	0.04%	$1,000.00	$1,000.40	0.20%	$1.00

Western Asset Institutional AMT Free Municipal Money Market Fund

Institutional Shares	0.06%	$1,000.00	$1,000.60	0.20%	$1.00

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the period[3]

Western Asset Institutional Money Market Fund

Institutional Shares	5.00%	$1,000.00	$1,023.93	0.20%	$1.01

Western Asset Institutional AMT Free Municipal Money Market Fund

Institutional Shares	5.00%	$1,000.00	$1,023.93	0.20%	$1.01

[1]	For the six months ended May 31, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

*	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been the same.

8 | Legg Mason Partners Institutional Trust 2010 Annual Report

Schedules of investments

May 31, 2010

Western Asset Institutional Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Short-Term Investments — 99.9%

Bank Note — 0.8%

Bank of America N.A.	0.454%	1/27/11	$10,000,000	$10,000,000	(a)

Certificates of Deposit — 28.8%

Abbey National Treasury Services PLC	0.337%	12/10/10	15,000,000	15,000,000	(a)

Bank of Montreal	0.440%	8/9/10	20,000,000	20,000,000

Bank of Nova Scotia	0.420%	8/9/10	20,000,000	20,000,000

Bank of Tokyo Mitsubishi	0.300%	6/24/10	20,000,000	20,000,000

BNP Paribas NY Branch	0.220%	6/4/10	8,000,000	7,999,980

BNP Paribas NY Branch	0.280%	6/15/10	13,975,000	13,975,162

Canadian Imperial Bank	0.350%	8/13/10	20,000,000	20,000,000

Citibank N.A.	0.300%	6/3/10	20,000,000	20,000,000

Credit Suisse NY	0.328%	7/29/10	25,000,000	25,000,000	(a)

Deutsche Bank AG NY	0.280%	7/26/10	20,000,000	20,000,000

DnB NOR Bank ASA	0.307%	9/10/10	25,000,000	25,000,000	(a)

National Bank of Canada	0.330%	7/6/10	20,000,000	20,000,577

Nordea Bank Finland PLC	0.250%	6/7/10	14,000,000	14,000,000

Rabobank Nederland NY	0.320%	6/3/10	25,000,000	25,000,000

Royal Bank of Canada	0.350%	8/10/10	20,000,000	20,000,000

Royal Bank of Scotland	0.345%	7/21/10	20,000,000	19,999,861

Svenska Handelsbanken NY	0.405%	8/16/10	15,000,000	15,000,158

Toronto Dominion Bank NY	0.270%	8/26/10	20,000,000	19,993,784

UBS AG Stamford Branch	0.485%	8/17/10	20,000,000	20,000,000

Total Certificates of Deposit				360,969,522

Commercial Paper — 17.6%

Bank of America Corp.	0.220%	6/1/10	6,131,000	6,131,000	(b)

Barclays U.S. Funding LLC	0.350%	7/12/10	20,000,000	19,992,028	(b)

BNZ International Funding Ltd.	0.300%	8/9/10	20,000,000	19,988,500	(b)(c)

Commerzbank U.S. Finance	0.240%	6/2/10	25,000,000	24,999,833	(b)

Commonwealth Bank of Australia	0.361%	9/17/10	20,000,000	19,978,400	(b)(c)

General Electric Capital Corp.	0.300%	7/19/10	20,000,000	19,992,000	(b)

ING U.S. Funding LLC	0.300%	7/9/10	20,000,000	19,993,667	(b)

Natexis Banques Populaires U.S.	0.280%	6/4/10	20,000,000	19,999,533	(b)

Nordea North America Inc.	0.410%	8/10/10	8,000,000	7,993,622	(b)

Skandinaviska Enskilda Banken AG	0.350%	6/29/10	15,000,000	14,995,917	(b)(c)

Societe Generale N.A.	0.285%	6/25/10	10,000,000	9,998,100	(b)

Societe Generale N.A.	0.430%	7/15/10	11,000,000	10,994,219	(b)

State Street Corp.	0.270%	7/13/10	25,000,000	24,992,125	(b)

Total Commercial Paper				220,048,944

Corporate Bonds & Notes — 1.8%

Commonwealth Bank of Australia	0.392%	7/7/10	7,500,000	7,501,056	(a)(c)

Toyota Motor Credit Corp.	0.297%	1/10/11	15,000,000	15,000,000	(a)

Total Corporate Bonds & Notes				22,501,056

Medium-Term Notes — 4.4%

American Honda Finance Corp.	0.399%	1/11/11	15,000,000	15,000,000	(a)(c)

US Bancorp	0.652%	6/4/10	40,000,000	40,001,255	(a)

Total Medium-Term Notes				55,001,255

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 9

Western Asset Institutional Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Agencies — 18.3%

Federal Farm Credit Bank (FFCB), Notes	0.600%	5/12/11	$5,000,000	$5,016,790	(a)

Federal Farm Credit Bank (FFCB), Notes	0.428%	5/18/11	15,000,000	15,008,820	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.220%	8/25/10	9,308,000	9,303,165	(b)

Federal Home Loan Bank (FHLB), Notes	0.320%	7/9/10	25,000,000	25,001,057	(a)

Federal Home Loan Bank (FHLB), Notes	0.250%	6/21/11	20,000,000	19,995,736	(a)

Federal Home Loan Bank (FHLB), Notes	0.245%	7/20/11	15,000,000	14,994,806	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.200%	7/14/10	30,000,000	29,999,535	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.351%	4/1/11	25,000,000	25,023,588	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.150%	6/3/10	25,000,000	24,999,792	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.188%	7/7/10	20,000,000	19,996,240	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.190%	7/19/10	25,000,000	24,993,667	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	7/28/10	14,500,000	14,495,408	(b)

Total U.S. Government Agencies				228,828,604

U.S. Treasury Bills — 4.0%

U.S. Treasury Bills	0.150%	6/3/10	25,000,000	24,999,792	(b)

U.S. Treasury Bills	0.185%	6/24/10	25,000,000	24,997,045	(b)

Total U.S. Treasury Bills				49,996,837

U.S. Treasury Notes — 12.0%

U.S. Treasury Notes	2.875%	6/30/10	75,000,000	75,162,323

U.S. Treasury Notes	2.000%	9/30/10	75,000,000	75,443,399

Total U.S. Treasury Notes				150,605,722

Repurchase Agreements — 12.2%

Barclays Capital Inc. tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $100,002,222; (Fully collateralized by U.S. government obligations, 0.500% to 1.000% due 3/31/12 to 4/15/15; Market value — $102,000,037)	0.200%	6/1/10	100,000,000	100,000,000

Deutsche Bank Securities Inc., tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $52,464,108; (Fully collateralized by various U.S. government agency obligations, 0.000% due 6/16/10 to 10/1/10 Market value — $53,512,372)	0.190%	6/1/10	52,463,000	52,463,000

Total Repurchase Agreements				152,463,000

Total Investments— 99.9% (Cost — $1,250,414,940#)				1,250,414,940

Other Assets in Excess of Liabilities — 0.1%				1,195,422

Total Net Assets — 100.0%				$1,251,610,362

(a)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.

(b)	Rate shown represents yield-to-maturity.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

10 | Legg Mason Partners Institutional Trust 2010 Annual Report

Schedules of investments (cont’d)

May 31, 2010

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Short-Term Investments — 100.0%

Alabama — 1.7%

Birmingham, AL, Medical Clinic Board, University of Alabama Health Services Foundation, LOC-SunTrust Bank	0.510%	6/2/10	$3,800,000	$3,800,000	(a)

Huntsville, AL, Health Care Authority, TECP:

Huntsville Hospital	0.230%	7/14/10	6,600,000	6,600,000

Huntsville Hospital	0.250%	8/5/10	7,200,000	7,200,000

Huntsville Hospital	0.400%	10/7/10	4,700,000	4,700,000

Total Alabama				22,300,000

Arizona — 1.0%

Phoenix, AZ, Civic Improvement Corp., Airport Revenue, TECP, BAN, LOC-Bank of America N.A.	0.320%	8/5/10	5,500,000	5,500,000

Tempe, AZ, Transportation Excise Tax Revenue, SPA-Royal Bank of Canada	0.280%	6/2/10	1,185,000	1,185,000	(a)

Yavapai County, AZ, Highway Construction Advancement Revenue, LOC-Landesbank Hessen-Thuringen	0.350%	6/3/10	6,320,000	6,320,000	(a)

Yavapai County, AZ, IDA, Hospital Facility Revenue, Northern Arizona Health Care, LOC-Banco Bilbao Vizcaya	0.500%	6/3/10	420,000	420,000	(a)

Total Arizona				13,425,000

Arkansas — 0.1%

Boone County, AR, Hospital Revenue, North Arkansas Regional Medical Center Project, LOC-Bank of America N.A.	0.300%	6/3/10	1,600,000	1,600,000	(a)

California — 8.7%

ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare, LOC-Citibank N.A.	0.260%	6/2/10	18,300,000	18,300,000	(a)

California Health Facilities Financing Authority, TECP	0.350%	9/9/10	6,900,000	6,900,000

California Health Facilities Financing Authority, TECP	0.370%	10/7/10	3,440,000	3,440,000

California State, GO:

Kindergarten-University, LOC-Citibank N.A.	0.250%	6/1/10	1,730,000	1,730,000	(a)

LOC-Bank of Montreal	0.240%	6/1/10	2,400,000	2,400,000	(a)

LOC-Landesbank Hessen-Thuringen	0.320%	6/1/10	400,000	400,000	(a)

California Statewide CDA Revenue, TECP, Kaiser Permanente	0.380%	12/1/10	2,800,000	2,800,000

California Statewide CDA, TECP	0.300%	8/11/10	3,500,000	3,500,000

California Statewide CDA, TECP	0.370%	10/6/10	1,935,000	1,935,000

California Statewide CDA, TECP	0.400%	12/8/10	2,200,000	2,200,000

California Statewide CDA, TECP	0.410%	12/9/10	2,400,000	2,400,000

California Statewide CDA, TECP:

Kaiser Permanente	0.340%	10/6/10	1,800,000	1,800,000

Kaiser Permanente	0.370%	10/19/10	4,400,000	4,400,000

Kaiser Permanente	0.380%	11/10/10	13,400,000	13,400,000

East Bay, CA, MUD Water Systems Revenue	0.290%	3/1/11	2,900,000	2,900,000	(b)

East Bay, CA, MUD, TECP	0.350%	8/3/10	5,600,000	5,600,000

East Bay, CA, MUD, TECP	0.460%	8/10/10	2,500,000	2,500,000

East Bay, CA, MUD, TECP	0.500%	9/9/10	2,500,000	2,500,000

Grant, CA, Joint Union High School District, COP, School Facility Bridge Funding Program, AGM, SPA-Dexia Credit Local	0.400%	6/3/10	800,000	800,000	(a)

Hemet, CA, USD, COP, School Facilities Project, LOC-State Street Bank & Trust Co.	0.240%	6/3/10	5,445,000	5,445,000	(a)

Irvine, CA, Improvement Bond Act 1915, Assessment District No. 07-22, LOC-KBC Bank N.V.	0.250%	6/1/10	5,830,000	5,830,000	(a)

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 11

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

California — continued

Kern County, CA, Board of Education, GO, TRAN	1.250%	11/1/10	$2,710,000	$2,712,907

Los Angeles, CA, Regional Airports Improvement Corp., Lease Revenue, Sublease Los Angeles International LAX 2, LOC-Societe Generale	0.250%	6/1/10	1,400,000	1,400,000	(a)

Metropolitan Water District of Southern California	0.340%	3/7/11	2,800,000	2,800,000	(b)

Perris, CA, Union High School District, COP, School Financing Project, AGM, SPA-Dexia Credit Local	0.400%	6/3/10	5,600,000	5,600,000	(a)

San Francisco, CA, City & County Airports Commission, International Airport Revenue, AGM, SPA-Dexia Credit Local	0.300%	6/2/10	12,100,000	12,100,000	(a)

Total California				115,792,907

Colorado — 3.3%

Arapahoe County, CO, Exelsior Youth Centers Inc., LOC-US Bank	0.300%	6/3/10	2,740,000	2,740,000	(a)

Colorado Educational & Cultural Facilities Authority Revenue:

Cole Valley Christian Schools, LOC-U.S. Bank N.A.	0.270%	6/3/10	4,960,000	4,960,000	(a)

National Jewish Federation Bond Program, LOC-JPMorgan Chase	0.300%	6/1/10	1,560,000	1,560,000	(a)

YMCA Rockies Project, LOC-Bank of America N.A.	0.280%	6/1/10	2,800,000	2,800,000	(a)

Colorado Health Facilities Authority Revenue:

Catholic Health, SPA-Landesbank Baden-Wurttemberg	0.270%	6/2/10	2,900,000	2,900,000	(a)

North Colorado Medical Center Inc. Project, LOC-Wells Fargo Bank N.A.	0.290%	6/1/10	4,200,000	4,200,000	(a)

Colorado Springs, CO, Utilities Revenue, Subordinated, Lien Improvement, SPA-Dexia Credit Local	0.350%	6/3/10	2,100,000	2,100,000	(a)

Colorado State Education Loan Program, TRAN	2.000%	8/12/10	2,700,000	2,708,575

Denver, CO, Urban Renewal Authority Tax Increment Revenue, Stapleton, LOC-U.S. Bank N.A.	0.280%	6/3/10	8,335,000	8,335,000	(a)

La Plata County, CO, PCR, BP Amoco Project	0.450%	9/1/10	180,000	180,145	(c)

University of Colorado Hospital Authority Revenue, AGM, SPA-Wells Fargo Bank N.A.	0.320%	6/2/10	12,200,000	12,200,000	(a)

Total Colorado				44,683,720

Connecticut — 0.8%

Connecticut State HFA, Housing Mortgage Finance Program, D-1, AMBAC-Insured, SPA-FHLB	0.270%	6/3/10	355,000	355,000	(a)

Hartford, CT, GO, BAN	2.500%	4/14/11	1,900,000	1,933,160

Killingly, CT, GO, BAN	1.250%	5/3/11	1,000,000	1,006,683

New Haven, CT, TECP:

LOC-Landesbank Hessen-Thuringen	0.320%	6/16/10	1,044,000	1,044,000

LOC-Landesbank Hessen-Thuringen	0.300%	6/21/10	1,000,000	1,000,000

LOC-Landesbank Hessen-Thuringen	0.300%	6/23/10	1,000,000	1,000,000

LOC-Landesbank Hessen-Thuringen	0.330%	6/24/10	1,057,000	1,057,000

Torrington, CT, GO, BAN	1.500%	12/1/10	3,500,000	3,518,608

Total Connecticut				10,914,451

Delaware — 0.6%

University of Delaware Revenue:

Refunding, SPA-Landesbank Hessen-Thuringen	0.270%	6/1/10	100,000	100,000	(a)

SPA-Bank of America	0.270%	6/1/10	7,300,000	7,300,000	(a)

Total Delaware				7,400,000

See Notes to Financial Statements.

12 | Legg Mason Partners Institutional Trust 2010 Annual Report

Schedules of investments (cont’d)

May 31, 2010

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

District of Columbia — 0.6%

District of Columbia Revenue:

American Sociological Association, LOC-PNC Bank N.A.	0.260%	6/3/10	$2,625,000	$2,625,000	(a)

Henry J. Kaiser Foundation, SPA-JPMorgan Chase	0.290%	6/3/10	1,100,000	1,100,000	(a)

Hospital for Sick Children, LOC-SunTrust Bank	0.510%	6/2/10	3,800,000	3,800,000	(a)

Total District of Columbia				7,525,000

Florida — 10.9%

Broward County, FL, School Board, COP, AGM, SPA-Dexia Credit Local	0.320%	6/3/10	10,000,000	10,000,000	(a)

Collier County, FL, IDA, Health Care Facilities Revenue, NCH Healthcare Systems Inc., LOC-Fifth Third Bank	0.510%	6/4/10	3,800,000	3,800,000	(a)

Florida Municipal Loan Council, TECP, LOC-Bank of America	0.250%	8/9/10	2,200,000	2,200,000

Hillsborough County, FL, School Board COP, Master Lease, NATL, LOC-Wells Fargo Bank N.A.	0.290%	6/1/10	4,510,000	4,510,000	(a)

Jacksonville, FL, Electric Authority Revenue, TECP:

LOC-Dexia Credit Local	0.340%	6/8/10	9,300,000	9,300,000

LOC-Landesbank Hessen-Thuringen	0.300%	6/24/10	2,000,000	2,000,000

Jacksonville, FL, Electric Authority, TECP:

LOC-JPMorgan Chase	0.300%	8/5/10	3,800,000	3,800,000

LOC-JPMorgan Chase	0.250%	8/9/10	5,000,000	5,000,000

LOC-JPMorgan Chase	0.400%	10/7/10	5,000,000	5,000,000

Jacksonville, FL, Health Facilities Authority, LOC-Bank of America	0.290%	6/1/10	800,000	800,000	(a)

Jacksonville, FL, Health Facilities Authority, Hospital Revenue:

Baptist Medical Center Project	0.290%	6/1/10	165,000	165,000	(a)

Baptist Medical Center Project, LOC-Bank of America N.A.	0.290%	6/1/10	10,500,000	10,500,000	(a)

Southern Baptist Hospital, LOC-Wells Fargo Bank N.A.	0.290%	6/1/10	8,100,000	8,100,000	(a)

Miami-Dade County, FL, IDA, Gulliver School Project, LOC-Bank of America	0.320%	6/3/10	3,245,000	3,245,000	(a)

Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, AGM, SPA-Dexia Credit Local	0.380%	6/1/10	3,600,000	3,600,000	(a)

Orange County, FL, School Board COP, LOC-Wells Fargo Bank N.A.	0.290%	6/1/10	8,200,000	8,200,000	(a)

Orlando & Orange County, FL, Expressway Authority, AGM	0.320%	6/3/10	34,130,000	34,130,000	(a)

Orlando, FL, Utilities Commission, Utility System Revenue, SPA-Banco Bilbao Vizcaya	0.500%	6/2/10	13,100,000	13,100,000	(a)

Tohopekaliga, FL, Water Authority Utility System Revenue, LOC-Landesbank Hessen-Thuringen	0.290%	6/3/10	12,760,000	12,760,000	(a)

UCF Health Facilities Corp., FL, Capital Improvement Revenue, UCF Health Sciences Campus, LOC-Fifth Third Bank	0.510%	6/4/10	3,800,000	3,800,000	(a)

West Palm Beach, FL, Utility System Revenue, AGM, SPA-Dexia Credit Local	0.340%	6/2/10	1,300,000	1,300,000	(a)

Total Florida				145,310,000

Georgia — 1.6%

Athens-Clarke County, GA, Unified Government Development Authority Revenue, University of Georgia Athletic Association Project, LOC-Bank of America N.A.	0.280%	6/1/10	3,915,000	3,915,000	(a)

Atlanta, GA, Development Authority Revenue, Georgia Aquarium Inc. Project, LOC-SunTrust Bank & FHLB	0.260%	6/2/10	5,000,000	5,000,000	(a)

Fulton County, GA, Development Authority Revenue, Children’s Health Care of Atlanta Foundation Inc., SPA-Landesbank Hessen-Thuringen	0.260%	6/2/10	2,725,000	2,725,000	(a)

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 13

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Georgia — continued

Macon-Bibb County, GA, IDR, I-75 Business Park & Airport Project, LOC-Wells Fargo Bank N.A.	0.370%	6/3/10	$1,470,000	$1,470,000	(a)

Municipal Electric Authority, GA, Project One, Subordinated, AGM, SPA-Dexia Credit Local	0.400%	6/2/10	300,000	300,000	(a)

Municipal Electric Authority, GA, TECP, LOC-Landesbank Hessen-Thuringen	0.320%	6/22/10	3,134,000	3,134,000

South Regional Joint Development Authority Revenue, GA, VSU Auxiliary Services Real, LOC-Wells Fargo Bank N.A.	0.270%	6/3/10	4,205,000	4,205,000	(a)

Total Georgia				20,749,000

Illinois — 5.8%

Chicago, IL, Tax Increment Revenue, Tax Allocation Bonds, Near North Redevelopment Project, Senior Lien, LOC-Bank of New York	0.310%	6/2/10	35,100,000	35,100,000	(a)

Cook County, IL, Catholic Theological University Project, LOC-Harris Trust and Savings Bank	0.330%	6/2/10	3,000,000	3,000,000	(a)

Cook County, IL, Community High School District No. 228 Bremen, GO, LOC-Assured Guaranty	3.000%	12/15/10	500,000	506,828

Elgin, IL, Educational Facilities Revenue, Harvest Christian Academy, LOC-Fifth Third Bank	0.510%	6/3/10	3,800,000	3,800,000	(a)

Illinois Finance Authority Revenue:

Beloit Memorial Hospital Inc., LOC-JPMorgan Chase	0.320%	6/1/10	7,050,000	7,050,000	(a)

Educational Facility de Salle Project, LOC-Fifth Third Bank	0.510%	6/4/10	3,800,000	3,800,000	(a)

Elmhurst Memorial Healthcare, LOC-JPMorgan Chase	0.280%	6/1/10	10,000,000	10,000,000	(a)

GO, Latin School Project, LOC-JPMorgan Chase	0.300%	6/3/10	1,500,000	1,500,000	(a)

Northwestern University	0.400%	3/1/11	2,500,000	2,500,000	(b)

Provena Health, LOC-JPMorgan Chase	0.300%	6/3/10	10,000,000	10,000,000	(a)

Total Illinois				77,256,828

Indiana — 3.2%

Fort Wayne, IN, Waterworks Utility Revenue, BAN	0.600%	2/10/11	600,000	600,000

Indiana Health Facilities Financing Authority, Hospital Revenue, Deaconess Hospital Obligation, LOC-Fifth Third Bank	0.510%	6/4/10	3,800,000	3,800,000	(a)

Indiana State Development Finance Authority Revenue, Educational Facilities, Christel House Inc. Project, LOC-Fifth Third Bank	0.510%	6/4/10	3,800,000	3,800,000	(a)

Indiana State Finance Authority Revenue:

Lease Appropriation	0.270%	6/3/10	4,225,000	4,225,000	(a)

Lease Appropriation, SPA-JPMorgan Chase	0.270%	6/1/10	8,600,000	8,600,000	(a)

Lease Appropriation, SPA-JPMorgan Chase	0.280%	6/1/10	3,000,000	3,000,000	(a)

Lawrenceburg, IN, PCR, Indiana Michigan Power Co. Project, LOC-Royal Bank of Scotland	0.350%	6/3/10	400,000	400,000	(a)

St. Joseph County, IN, Educational Facilities Revenue, University of Notre Dame du Lac, SPA-Banco Bilbao Vizcaya	0.400%	6/3/10	18,866,000	18,866,000	(a)

Total Indiana				43,291,000

Iowa — 0.0%

Iowa Higher Education Loan Authority Revenue, RAN, LOC-U.S. Bank N.A.	1.750%	5/20/11	600,000	606,046

See Notes to Financial Statements.

14 | Legg Mason Partners Institutional Trust 2010 Annual Report

Schedules of investments (cont’d)

May 31, 2010

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Kentucky — 0.0%

Berea, KY, Educational Facilities Revenue, Berea College Project	0.270%	6/1/10	$200,000	$200,000	(a)

Williamstown, KY, League of Cities Funding Trust Lease Revenue, LOC-U.S. Bank N.A.	0.270%	6/4/10	415,000	415,000	(a)

Total Kentucky				615,000

Louisiana — 2.6%

Louisiana PFA Revenue, Tiger Athletic, LOC-Capital One N.A., FHLB	0.290%	6/3/10	10,000,000	10,000,000	(a)

Louisiana State Offshore Terminal Authority, Deepwater Port Revenue:

Loop LLC Project, LOC-SunTrust Bank	0.370%	6/1/10	1,000,000	1,000,000	(a)

Loop LLC Project, LOC-SunTrust Bank	0.460%	6/2/10	20,220,000	20,220,000	(a)

St. James Parish, LA, PCR, Texaco Inc. Project	0.270%	6/1/10	1,400,000	1,400,000	(a)

St. Tammany Parish, LA, Development District Revenue, Rooms to Go St. Tammany LLC, LOC-SunTrust Bank	0.510%	6/2/10	2,700,000	2,700,000	(a)

Total Louisiana				35,320,000

Maine — 0.1%

Biddeford, ME, GO, BAN	1.000%	4/15/11	1,500,000	1,505,711

Maryland — 5.2%

Johns Hopkins University, TECP:

Maryland Health & Higher EFA	0.330%	8/10/10	1,127,000	1,127,000

Maryland Health & Higher EFA	0.270%	8/16/10	2,442,000	2,442,000

Maryland Health & Higher EFA	0.260%	8/17/10	2,247,000	2,247,000

Maryland Health & Higher EFA	0.330%	9/8/10	1,000,000	1,000,000

Maryland Health & Higher EFA	0.350%	10/6/10	3,700,000	3,700,000

Maryland Health & Higher EFA	0.270%	8/10/10	3,000,000	3,000,000

Maryland Health & Higher EFA	0.270%	8/11/10	1,100,000	1,100,000

Maryland Health & Higher EFA	0.280%	8/13/10	3,260,000	3,260,000

Maryland Industrial Development Financing Authority, LOC-Branch Banking & Trust	0.290%	6/3/10	3,250,000	3,250,000	(a)

Maryland Industrial Development Financing Authority, Port Facilities Revenue, Occidental Petroleum Corp.	0.250%	6/2/10	2,300,000	2,300,000	(a)

Maryland State Economic Development Corp. Revenue, Your Public Radio Corp. Project, LOC-PNC Bank	0.260%	6/4/10	1,200,000	1,200,000	(a)

Maryland State Health & Higher EFA Revenue:

French International School, LOC-SunTrust Bank	0.510%	6/2/10	3,000,000	3,000,000	(a)

Upper Chesapeake Medical Center Inc., LOC-Branch Banking & Trust	0.280%	6/2/10	2,125,000	2,125,000	(a)

Maryland State Stadium Authority, Sports Facilities Lease Revenue, Refunding, Football Stadium, SPA-Dexia Credit Local	0.340%	6/3/10	2,300,000	2,300,000	(a)

Montgomery County, MD, GO, BAN, Public Improvement, SPA-Dexia Credit Local	0.300%	6/1/10	400,000	400,000	(a)

Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Development, GNMA, FNMA, FHLMC, FHA, SPA-PNC Bank	0.260%	6/3/10	5,235,000	5,235,000	(a)

Montgomery County, MD, TECP, BAN, LIQ-JPMorgan Chase	0.370%	8/17/10	5,400,000	5,400,000

University of Maryland, University Revenues	0.550%	6/1/13	5,560,000	5,560,000	(b)

Washington Suburban Sanitation District, MD, GO, BAN, SPA-Helaba	0.300%	6/2/10	21,000,000	21,000,000	(a)

Total Maryland				69,646,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 15

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Massachusetts — 3.9%

Malden, MA, GO, BAN	1.250%	4/29/11	$2,900,000	$2,918,621

Massachusetts Bay Transportation Authority, TECP:

BAN, LOC-Fortis Bank SA	0.260%	8/12/10	600,000	600,000

BAN, LOC-Fortis Bank SA	0.290%	8/12/10	4,900,000	4,900,000

Massachusetts Health & Education University Revenue, TECP	0.300%	8/9/10	5,967,000	5,967,000

Massachusetts State HEFA Revenue:

Capital Asset Program, LOC-Bank of America	0.270%	6/3/10	600,000	600,000	(a)

Harvard University	0.230%	6/1/10	1,000,000	1,000,000	(a)

Hillcrest Extended Care A, LOC-Bank of America N.A.	0.280%	6/2/10	3,100,000	3,100,000	(a)

Museum of Fine Arts, SPA-Bank of America N.A.	0.280%	6/1/10	10,200,000	10,200,000	(a)

Partners Healthcare Systems	0.250%	6/1/10	2,000,000	2,000,000	(a)

Refunding, Wellesley College	0.250%	6/1/10	145,000	145,000	(a)

Williams College	0.260%	6/2/10	1,850,000	1,850,000	(a)

Williams College	0.450%	4/7/11	400,000	400,000	(b)

Massachusetts State IFA Revenue, Whitehead Institute Biomed Research, SPA-Bank of America	0.290%	6/2/10	3,500,000	3,500,000	(a)

Massachusetts State Water Resources Authority:

Multi-Modal Subordinated, Refunding, LOC-Landesbank Hessen-Thuringen	0.350%	6/1/10	6,000,000	6,000,000	(a)

SPA-Dexia Credit Local	0.300%	6/2/10	900,000	900,000	(a)

Quincy, MA, GO, BAN	1.250%	1/28/11	2,600,000	2,613,668

Swansea, MA, GO, BAN	2.250%	10/22/10	4,950,000	4,972,053

Worcester, MA, GO, BAN	1.250%	11/5/10	1,100,000	1,103,301

Total Massachusetts				52,769,643

Michigan — 0.5%

Michigan Higher Education Facilities Authority, Ltd. Obligation University Detroit	0.300%	6/1/10	100,000	100,000	(a)

Michigan Municipal Bond Authority Revenue, LOC-JPMorgan Chase	1.500%	8/20/10	1,603,000	1,606,847

Michigan State, GO	2.000%	9/30/10	1,300,000	1,306,308

Milan, MI, Area Schools, GO, Refunding, Q-SBLF, LOC-Landesbank Hessen-Thuringen	0.320%	6/3/10	4,000,000	4,000,000	(a)

University of Michigan Revenue	0.270%	6/1/10	100,000	100,000	(a)

Total Michigan				7,113,155

Minnesota — 0.2%

Rochester, MN, GO, TECP, LOC-U.S. Bank Trust N.A.	0.280%	6/2/10	900,000	900,000

University of Minnesota, GO, TECP	0.400%	10/12/10	700,000	700,000

University of Minnesota, TECP	0.400%	10/12/10	400,000	400,000

Total Minnesota				2,000,000

Missouri — 3.1%

Missouri State HEFA Revenue, Washington University, SPA-Wells Fargo Bank N.A.	0.230%	6/1/10	500,000	500,000	(a)

Missouri State HEFA, Educational Facilities Revenue:

St. Louis University, SPA-U.S. Bank N.A.	0.270%	6/1/10	6,740,000	6,740,000	(a)

Washington University, SPA-JPMorgan Chase	0.270%	6/1/10	13,200,000	13,200,000	(a)

Missouri State HEFA, Health Facilities Revenue:

SSM Health Care Corp., LOC-JPMorgan Chase	0.310%	6/2/10	3,100,000	3,100,000	(a)

SSM Health Care Corp., LOC-PNC Bank N.A.	0.240%	6/1/10	17,000,000	17,000,000	(a)

See Notes to Financial Statements.

16 | Legg Mason Partners Institutional Trust 2010 Annual Report

Schedules of investments (cont’d)

May 31, 2010

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Missouri — continued

Missouri State HEFA, TECP, LOC-Bank of Nova Scotia	0.250%	8/5/10	$1,000,000	$1,000,000

University of Missouri, University Revenues, System Facilities	0.280%	6/1/10	100,000	100,000	(a)

Total Missouri				41,640,000

Montana — 0.0%

Montana State Board of Investment, Municipal Finance Consolidated Intercap	0.500%	3/1/11	600,000	600,000	(c)

Nebraska — 0.9%

Nebraska Public Power District, TECP:

LIQ-Bank of Nova Scotia	0.340%	9/8/10	7,200,000	7,200,000

LIQ-Bank of Nova Scotia	0.370%	9/9/10	1,400,000	1,400,000

LOC-Bank of Nova Scotia	0.290%	8/13/10	700,000	700,000

Omaha, NE, Public Power District, TECP:

LOC-JPMorgan Chase	0.260%	8/12/10	700,000	700,000

LOC-JPMorgan Chase	0.340%	9/8/10	2,450,000	2,450,000

Total Nebraska				12,450,000

Nevada — 2.8%

Carson City, NV, Hospital Revenue, Tahoe Hospital Project, LOC-U.S. Bank	0.260%	6/3/10	11,145,000	11,145,000	(a)

Clark County, NV, Airport Revenue, Junior Subordinated Lien Notes	2.500%	6/1/11	3,500,000	3,564,945

Clark County, NV, Highway Revenue, TECP, LOC-BNP Paribas	0.400%	10/7/10	2,100,000	2,100,000

Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local	0.380%	6/1/10	975,000	975,000	(a)

Las Vegas Valley, NV, Water District, GO, TECP:

LOC-JPMorgan Chase	0.350%	9/15/10	4,200,000	4,200,000

LOC-JPMorgan Chase	0.360%	10/13/10	3,500,000	3,500,000

LOC-JPMorgan Chase	0.370%	11/9/10	8,700,000	8,700,000

Tuckee Meadows, NV, Water Authority Revenue, TECP:

LOC-Lloyds TSB Bank	0.320%	6/30/10	1,835,000	1,835,000

LOC-Lloyds TSB Bank	0.330%	8/5/10	1,850,000	1,850,000

Total Nevada				37,869,945

New Jersey — 4.1%

Burlington County, NJ, GO, BAN	1.250%	5/27/11	4,877,000	4,910,957

Cliffside Park, NJ, GO, BAN	1.000%	3/25/11	749,000	751,909

Clifton, NJ, GO	3.000%	7/15/10	180,000	180,547

Delaware River Port Authority of Pennsylvania & New Jersey Revenue, LOC-TD Banknorth N.A.	0.230%	6/3/10	5,425,000	5,425,000	(a)

East Brunswick Township, NJ, GO, BAN	1.400%	1/7/11	3,400,000	3,418,830

Ewing Township, NJ, GO, BAN	1.250%	11/5/10	670,500	670,927

Franklin Lakes, NJ, GO, BAN	1.000%	10/28/10	1,196,500	1,197,857

Glassboro, NJ, GO, BAN	1.500%	1/26/11	655,005	657,766

Hudson County, NJ, Improvement Authority:

County-GTD Pooled Notes	1.750%	9/3/10	20,000,000	20,038,220

County-GTD Pooled Notes	1.250%	1/19/11	700,000	702,516

Monroe Township, NJ, Middlesex County, GO, BAN	1.000%	2/9/11	4,200,000	4,216,786

Montclair Township, NJ, GO, BAN	1.500%	12/17/10	4,100,000	4,124,544

Montgomery Township, NJ, GO, BAN	1.500%	1/14/11	1,904,000	1,916,176

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 17

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

New Jersey — continued

New Jersey EDA, School Revenue, Facilities Construction, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC	0.240%	6/1/10	$1,700,000	$1,700,000	(a)

Pemberton Township, NJ, GO, BAN	1.250%	1/5/11	330,000	330,291

Ringwood Boro, NJ, GO, BAN	1.250%	11/5/10	1,333,770	1,335,417

South Orange Village Township, NJ, GO, BAN	1.750%	9/9/10	1,924,984	1,928,896

South Orange Village Township, NJ, GO, BAN	1.250%	2/1/11	720,000	723,702

Trenton, NJ, GO, BAN	3.000%	7/15/10	230,000	230,178

Trenton, NJ, GO, BAN	3.500%	12/10/10	387,000	388,784

Verona Township, NJ, GO, BAN	1.500%	12/15/10	650,000	653,841

Total New Jersey				55,503,144

New York — 1.9%

Dutchess County, NY, IDA, Marist College, LOC-Bank of New York	0.300%	6/3/10	100,000	100,000	(a)

MTA, NY, TECP:

BAN, LOC-ABN AMRO Bank N.V.	0.330%	8/11/10	11,400,000	11,400,000

BAN, LOC-ABN AMRO Bank N.V.	0.400%	10/7/10	4,400,000	4,400,000

New York State Housing Finance Agency Revenue, Tribeca Green Housing LLC, LOC-Landesbank Hessen-Thuringen	0.260%	6/2/10	9,000,000	9,000,000	(a)

Total New York				24,900,000

North Carolina — 3.4%

Charlotte, NC, COP, Governmental Facilities, SPA-Bank of America N.A.	0.300%	6/3/10	3,080,000	3,080,000	(a)

Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:

AGM, SPA-Dexia Credit Local	0.320%	6/3/10	23,690,000	23,690,000	(a)

FSA, SPA-Dexia Credit Local	0.320%	6/3/10	1,100,000	1,100,000	(a)

North Carolina Capital Facilities Finance Agency:

Educational Facilities Revenue, Duke School For Children, LOC-Bank of America	0.380%	6/3/10	2,000,000	2,000,000	(a)

Lees-McRae College, LOC-Branch Banking & Trust Corp.	0.370%	6/3/10	2,710,000	2,710,000	(a)

North Carolina Medical Care Commission:

Health Care Facilities Revenue, Carol Woods Project, Radian, LOC-Branch Banking & Trust	0.290%	6/1/10	9,890,000	9,890,000	(a)

Southeastern Regional Medical Center, LOC-BB&T Corp.	0.290%	6/3/10	2,500,000	2,500,000	(a)

North Carolina Medical Care Community, Health Care Facilities Revenue, Blue Ridge Healthcare Systems Inc., LOC-Wells Fargo Bank N.A.	0.290%	6/1/10	460,000	460,000	(a)

Total North Carolina				45,430,000

Ohio — 2.8%

Akron, Bath, and Copley, OH, Joint Township Hospital District, Health Care Facilities Sumner Project, LOC-KBC Bank N.V.	0.310%	6/3/10	4,045,000	4,045,000	(a)

Montgomery County, OH, Revenue Bonds, TECP, Ketterling Medical Center, LOC-Dexia Credit Local	0.350%	6/2/10	12,100,000	12,100,000

Ohio State Air Quality Development Authority Revenue, Timken Co. Project, LOC-Fifth Third Bank	0.500%	6/2/10	3,800,000	3,800,000	(a)

Ohio State Higher Educational Facility Commission Revenue, Hospital Revenue Bonds, Cleveland Clinic Health System, TECP	0.300%	8/10/10	500,000	500,000

Ohio State University, TECP	0.230%	6/1/10	600,000	600,000

Ohio State University, TECP	0.330%	8/11/10	400,000	400,000

See Notes to Financial Statements.

18 | Legg Mason Partners Institutional Trust 2010 Annual Report

Schedules of investments (cont’d)

May 31, 2010

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Ohio — continued

Ohio State Water Development Authority, Pollution Control Facilities Revenue, Refunding, Firstenergy Project, LOC-Barclays Bank PLC	0.270%	6/2/10	$5,150,000	$5,150,000	(a)

University of Cincinnati, OH, General Receipts, BAN	1.500%	12/16/10	700,000	703,700

Washington County, OH, Hospital Revenue, Marietta Area Health Care Inc., AGM, SPA-Bank One N.A.	0.310%	6/4/10	10,295,000	10,295,000	(a)

Total Ohio				37,593,700

Oklahoma — 1.8%

Oklahoma Development Finance Authority Revenue, Inverness Village Project, LOC-KBC Bank	0.290%	6/3/10	15,665,000	15,665,000	(a)

Oklahoma Development Finance Authority, Health System Revenue, TECP:

Integris Baptist Medical Center Inc.	0.330%	8/10/10	2,200,000	2,200,000

Integris Baptist Medical Center Inc.	0.370%	8/10/10	1,100,000	1,100,000

Oklahoma State Municipal Power Authority, Power Supply System Revenue, LOC-Bank of America N.A.	0.290%	6/1/10	5,365,000	5,365,000	(a)

Total Oklahoma				24,330,000

Oregon — 1.4%

Clackamas County, OR, Hospital Facility Authority, TECP:

Providence Health System	0.300%	6/2/10	5,700,000	5,700,000

Providence Health System	0.270%	6/10/10	2,900,000	2,900,000

Providence Health System	0.330%	7/14/10	1,400,000	1,400,000

Oregon State Facilities Authority Revenue, Episcopal School Projects, LOC-U.S. Bank	0.270%	6/3/10	2,900,000	2,900,000	(a)

Salem, OR, Hospital Facilities Authority Revenue, Capital Manor Inc. Project, LOC-Bank of America	0.320%	6/3/10	5,410,000	5,410,000	(a)

Total Oregon				18,310,000

Pennsylvania — 7.2%

Adams County, PA, IDA Revenue, LOC-PNC Bank N.A.	0.330%	6/3/10	7,525,000	7,525,000	(a)

Allegheny County, PA, IDA, Health & Housing Facilities Revenue, LOC-PNC Bank N.A.	0.240%	6/1/10	700,000	700,000	(a)

Allegheny County, PA, IDA, Little Sisters of the Poor Project, LOC-PNC Bank N.A.	0.260%	6/3/10	3,500,000	3,500,000	(a)

Beaver County, PA, IDA, PCR Revenue, FirstEnergy, LOC-Barclays Bank PLC	0.270%	6/2/10	15,300,000	15,300,000	(a)

Delaware County, PA, Authority Revenue, Elwyn Inc. Project, LOC-Wells Fargo Bank N.A.	0.290%	6/1/10	1,300,000	1,300,000	(a)

Geisinger Authority, PA, Health System, Geisinger Health System Foundation, SPA-Northern Trust Co.	0.270%	6/1/10	10,100,000	10,100,000	(a)

Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A.	0.280%	6/1/10	2,100,000	2,100,000	(a)

Lancaster County, PA, Hospital Authority Revenue:

Masonic Homes Project, LOC-JPMorgan Chase	0.290%	6/1/10	2,065,000	2,065,000	(a)

Masonic Homes Project, LOC-Wells Fargo Bank N.A.	0.290%	6/1/10	475,000	475,000	(a)

Lancaster, PA, IDA Revenue, Hospice Lancaster County Project, LOC-PNC Bank N.A.	0.260%	6/3/10	4,080,000	4,080,000	(a)

Manheim Township, PA, School District, GO:

AGM, SPA-Royal Bank of Canada	0.380%	6/3/10	7,080,000	7,080,000	(a)

AGM, St. Aid Withholding, SPA-Royal Bank of Canada	0.280%	6/3/10	400,000	400,000	(a)

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 19

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Pennsylvania — continued

Montgomery County, PA, IDA Revenue:

Lasalle College, LOC-PNC Bank N.A.	0.260%	6/3/10	$2,000,000	$2,000,000	(a)

Philadelphia Presbyterian Homes, LOC-Wells Fargo Bank N.A.	0.270%	6/3/10	800,000	800,000	(a)

Pennsylvania Economic Development Financing Authority, TECP, LOC-Wells Fargo Bank N.A.	0.620%	9/1/10	2,600,000	2,600,000	(c)

Pennsylvania Housing Finance Agency, Building Development, SPA-PNC Bank N.A.	0.260%	6/3/10	8,690,000	8,690,000	(a)

Philadelphia, PA, School District, GO, TAN	2.500%	6/30/10	12,100,000	12,116,987

Philadelphia, PA, TRAN	2.500%	6/30/10	7,400,000	7,410,413

Ridley, PA, School District, GO, LOC-TD Bank N.A.	0.280%	6/3/10	2,915,000	2,915,000	(a)

State Public School Building Authority, Albert Gallatin Area Schools, AGM, SPA-PNC Bank	0.290%	6/3/10	1,600,000	1,600,000	(a)

University of Pittsburgh, PA, Commonwealth System of Higher Education, Panthers-Pittsburgh Asset Notes	5.000%	8/1/10	300,000	302,311

West Cornwall Township Municipal Authority, PA, General Government Loan Program, AGM, SPA-Dexia Credit Local	0.500%	6/3/10	3,100,000	3,100,000	(a)

Total Pennsylvania				96,159,711

Puerto Rico — 0.0%

Commonwealth of Puerto Rico, GO, Public Improvements, AGM, LOC-Wells Fargo Bank N.A.	0.230%	6/1/10	200,000	200,000	(a)

Rhode Island — 0.0%

Coventry, RI, GO, BAN	1.250%	4/12/11	615,000	617,949

South Carolina — 1.0%

Mount Pleasant, SC, Water and Sewer Revenue, SPA-Bank of America	0.300%	6/2/10	9,925,000	9,925,000	(a)

South Carolina, EFA, Private Non-Profit Institutions, Newberry College, LOC-Branch Banking & Trust	0.290%	6/3/10	2,850,000	2,850,000	(a)

Total South Carolina				12,775,000

Tennessee — 1.7%

Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A.	0.270%	6/1/10	6,720,000	6,720,000	(a)

Knoxville, TN, Gas Revenue	3.000%	3/1/11	1,005,000	1,022,598	(d)

Metropolitan Government of Nashville & Davidson County, TN, TECP:

LOC-JPMorgan Chase	0.310%	8/12/10	1,400,000	1,400,000

LOC-U.S. Bank N.A.	0.310%	8/12/10	900,000	900,000

Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, LOC-Bank of America N.A.	0.280%	6/1/10	12,000,000	12,000,000	(a)

Total Tennessee				22,042,598

Texas — 6.4%

Austin, TX, ISD, TECP:

LOC-Bank of America N.A.	0.300%	7/12/10	2,500,000	2,500,000

LOC-Bank of America N.A.	0.310%	7/12/10	2,700,000	2,700,000

Gulf Coast IDA, Marine Term Revenue, BP Amoco Oil Co. Project	0.405%	6/1/10	1,165,000	1,165,000	(a)

Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Methodist Hospital	0.280%	6/1/10	11,650,000	11,650,000	(a)

Harris County, TX, Cultural Education Facilities Finance Corp. Special Facilities Revenue, Texas Medical Center, LOC-JPMorgan Chase	0.280%	6/1/10	3,590,000	3,590,000	(a)

See Notes to Financial Statements.

20 | Legg Mason Partners Institutional Trust 2010 Annual Report

Schedules of investments (cont’d)

May 31, 2010

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Texas — continued

Harris County, TX, Cultural Educational Facilities Finance Corp., TECP, Methodist Hospital System	0.350%	6/30/10	$2,800,000	$2,800,000

Harris County, TX, Flood Control District, TECP, LOC-Helaba	0.350%	6/10/10	8,500,000	8,500,000

Harris County, TX, Health Facilities Development Corp. Revenue, Methodist Hospital System	0.280%	6/1/10	1,900,000	1,900,000	(a)

Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, AGM, SPA-Dexia Credit Local	0.400%	6/2/10	2,400,000	2,400,000	(a)

Houston, TX, Airport Systems, TECP, LOC-Dexia Credit Local	0.340%	6/8/10	900,000	900,000

Houston, TX, GO, TECP:

LOC-Banco Bilbao Vizcaya	0.500%	6/8/10	1,400,000	1,400,000

LOC-Banco Bilbao Vizcaya	0.470%	6/9/10	2,200,000	2,200,000

Houston, TX, Higher Education Finance Corp. Revenue, Rice University Project	0.240%	6/1/10	3,900,000	3,900,000	(a)

Houston, TX, Higher Education Finance Corp., TECP	0.270%	6/1/10	1,400,000	1,400,000

Houston, TX, Higher Education Finance Corp., TECP	0.280%	6/10/10	1,400,000	1,400,000

Houston, TX, Higher Education Finance Corp., TECP	0.300%	8/5/10	1,400,000	1,400,000

Houston, TX, Higher Education Finance Corp., TECP	0.300%	8/12/10	1,400,000	1,400,000

Houston, TX, Higher Education Finance Corp., TECP	0.300%	8/19/10	700,000	700,000

Houston, TX, TECP, LOC-Bank of New York	0.300%	8/5/10	200,000	200,000

Houston, TX, Utility System Revenue, First Lien, LOC-Bank of America N.A., Bank of New York, Dexia Credit Local, State Street Bank & Trust Co.	0.270%	6/3/10	5,000,000	5,000,000	(a)

Houston, TX, Utility System, TECP, LOC-JPMorgan Chase	0.340%	8/16/10	1,380,000	1,380,000

Lone Star College System, TX, GO	3.000%	8/15/10	300,000	301,629

Lower Neches Valley, TX, IDC Revenue, Exxon Mobil Project	0.220%	6/1/10	5,220,000	5,220,000	(a)

North Texas Tollway Authority, TECP:

LOC-Bank of America	0.330%	8/11/10	860,000	860,000

LOC-Bank of America	0.260%	8/12/10	1,500,000	1,500,000

San Antonio, TX, Electric and Gas, TECP, LOC-State Street Bank & Trust Co., Bank of America N.A.	0.370%	10/7/10	2,500,000	2,500,000

Texas Public Finance Authority, GO, TECP	0.300%	6/15/10	1,400,000	1,400,000

Texas Public Finance Authority, GO, TECP	0.370%	8/13/10	1,000,000	1,000,000

Texas Public Finance Authority, GO, TECP	0.350%	9/13/10	500,000	500,000

Texas Public Finance Authority, TECP, LOC-Texas Comptroller of Public Accounts	0.280%	8/10/10	400,000	400,000

Texas Technical University Revenue Financing System, TECP	0.270%	8/16/10	4,226,000	4,226,000

Texas Technical University Revenue Financing System, TECP	0.320%	9/13/10	900,000	900,000

Texas Technical University Revenue Financing System, TECP	0.350%	10/6/10	704,000	704,000

University of North Texas, TECP	0.350%	8/19/10	400,000	400,000

University of Texas System Revenue, TECP	0.300%	8/9/10	5,100,000	5,100,000

University of Texas System Revenue, TECP, LIQ-University of Texas Investment Management Co.	0.300%	8/11/10	1,734,000	1,734,000

Total Texas				85,230,629

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 21

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Utah — 1.6%

Central Utah Water Conservancy District, GO, LIQ-Helaba	0.330%	6/2/10	$6,605,000	$6,605,000	(a)

Central Utah Water Conservancy District, Water Revenue, BAN	2.000%	7/22/10	6,000,000	6,006,643

Utah County, UT, Heritage Schools Project, LOC-U.S. Bank	0.290%	6/3/10	2,970,000	2,970,000	(a)

Utah Water Finance Agency Revenue, LIQ-JPMorgan Chase	0.280%	6/2/10	5,300,000	5,300,000	(a)

Total Utah				20,881,643

Vermont — 0.4%

Vermont Educational & Health Buildings Financing Agency Revenue:

Hospital, Northeastern Vermont, LOC-TD Banknorth N.A.	0.290%	6/1/10	1,550,000	1,550,000	(a)

Southwestern Vermont Medical Center, LOC-Banknorth N.A.	0.290%	6/1/10	4,300,000	4,300,000	(a)

Total Vermont				5,850,000

Virginia — 3.0%

Albemarle County, VA, EDA, Hospital Revenue, Martha Jefferson Hospital, LOC-Wells Fargo Bank N.A.	0.290%	6/1/10	4,300,000	4,300,000	(a)

Caroline County, VA, IDA, EDR, Meadow Event Park, LOC-AgFirst Farm Credit Bank	0.310%	6/3/10	1,600,000	1,600,000	(a)

Lynchburg, VA, IDA Revenue, Centra Health Inc., NATL, LOC-Branch Banking & Trust	0.280%	6/3/10	6,550,000	6,550,000	(a)

Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wells Fargo Bank N.A.	0.290%	6/1/10	14,600,000	14,600,000	(a)

Virginia Commonwealth University, VA, AMBAC, LOC-Wells Fargo Bank N.A. SPA-Wells Fargo Bank N.A.	0.270%	6/1/10	8,000,000	8,000,000	(a)

Virginia Commonwealth University, Health System Authority Revenue, LOC-Wells Fargo Bank N.A.	0.270%	6/1/10	4,050,000	4,050,000	(a)

Virginia Small Business Financing Authority Revenue, Children’s Hospital of the King’s Daughters Inc., LOC-Wells Fargo Bank N.A.	0.290%	6/3/10	1,400,000	1,400,000	(a)

Total Virginia				40,500,000

Washington — 2.3%

Bremerton, WA, Kitsap Regional Conference Center, LOC-Bank of America N.A.	0.380%	6/3/10	1,800,000	1,800,000	(a)

Everett, WA, GO, LOC-Bank of America	0.350%	6/3/10	2,450,000	2,450,000	(a)

King County, WA, Sewer Revenue, Junior Lien, LOC-Landesbank Hessen-Thuringen	0.250%	6/2/10	400,000	400,000	(a)

Snohomish County, WA, Housing Authority Revenue, Autumn Chase Apartments Project, LOC-Bank of America N.A.	0.300%	6/3/10	4,590,000	4,590,000	(a)

Washington State Higher EFA Revenue:

Seattle University Project, LOC-U.S. Bank N.A.	0.270%	6/3/10	8,360,000	8,360,000	(a)

University of Puget Sound Project, LOC-Bank of America	0.310%	6/3/10	6,000,000	6,000,000	(a)

Washington State Housing Finance Commission:

Single-Family Program, GNMA, FNMA, FHLMC, LIQ-State Street Bank & Trust Co.	0.270%	6/3/10	5,500,000	5,500,000	(a)

United Way of King County Project, LOC-Bank of America	0.420%	6/1/10	1,600,000	1,600,000	(a)

Total Washington				30,700,000

West Virginia — 1.1%

West Virginia State Hospital Finance Authority Revenue, United Hospital Center Inc., LOC-JPMorgan Chase	0.300%	6/1/10	13,300,000	13,300,000	(a)

West Virginia State Hospital Finance Authority, Hospital Revenue, West Virginia United Health Systems, LOC-Bank of America N.A.	0.280%	6/1/10	1,000,000	1,000,000	(a)

Total West Virginia				14,300,000

See Notes to Financial Statements.

22 | Legg Mason Partners Institutional Trust 2010 Annual Report

Schedules of investments (cont’d)

May 31, 2010

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Wisconsin — 2.3%

Wisconsin State HEFA Revenue, Froedtert & Community Health,
LOC-U.S. Bank N.A.	0.260%	6/1/10	$19,300,000	$19,300,000	(a)

Wisconsin State, GO, TECP	0.400%	8/9/10	2,800,000	2,800,000

Wisconsin State, GO, TECP	0.460%	8/10/10	6,900,000	6,900,000

Wisconsin State, GO, TECP	0.500%	9/9/10	1,725,000	1,725,000

Total Wisconsin				30,725,000

Total Investments — 100.0% (Cost — $1,338,432,780#)				1,338,432,780

Other Assets in Excess of Liabilities — 0.0%				175,544

Total Net Assets — 100.0%				$1,338,608,324

(a)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Maturity date shown represents the mandatory tender date.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.

(d)	Security is purchased on a when-issued basis.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governor
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Community Development Authority
COP	— Certificate of Participation
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance — Insured Bonds
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDC	— Industrial Development Corporation
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
ISD	— Independent School District
LIQ	— Liquidity Facility — Insured Bonds
LOC	— Letter of Credit — Insured Bonds
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utilities District
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
Q-SBLF	— Qualified School Board Loan Fund
Radian	— Radian Asset Assurance — Insured Bonds
RAN	— Revenue Anticipation Notes
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TRAN	— Tax and Revenue Anticipation Notes
USD	— Unified School District

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 23

Western Asset Institutional AMT Free Municipal Money Market Fund

Summary of Investments by Sector*

Health care	28.0%

Education	18.9

General obligation	11.4

Transportation	8.7

Miscellaneous	7.3

Public facilities	5.7

Water & sewer	4.1

Utilities	4.1

Power	2.3

Pollution control	2.0

Finance	1.9

Industrial revenue	1.9

Housing: multi-family	1.4

Tax allocation	1.2

Housing: single family	1.1

100.0%

*	As a percentage of total investments. Please note that Fund’s holdings are as of May 31, 2010 and are subject to change.

Ratings Table† (unaudited)

S&P/Moody’s/Fitch‡

A-1	63.3%

VMIG1	21.4

F-1	3.7

SP-1	2.9

P-1	2.8

NR	2.8

MIG1	2.3

AA/Aa	0.6

AAA/Aaa	0.1

A	0.1

100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.
See pages 24 and 25 for definitions of ratings.

See Notes to Financial Statements.

24 | Legg Mason Partners Institutional Trust 2010 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereforenot well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Legg Mason Partners Institutional Trust 2010 Annual Report | 25

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

26 | Legg Mason Partners Institutional Trust 2010 Annual Report

Statements of assets and liabilities
May 31, 2010

	Western Asset Institutional Money Market Fund	Western Asset Institutional AMT Free Municipal Money Market Fund

Assets:

Investments, at value	$1,097,951,940	$1,338,432,780

Repurchase agreements, at value	152,463,000	—

Cash	788	28,092

Interest receivable	1,493,124	1,411,595

Receivable for Fund shares sold	—	33,262

Prepaid expenses	32,049	29,365

Total Assets	1,251,940,901	1,339,935,094

Liabilities:

Investment management fee payable	157,465	181,625

Trustees’ fees payable	34,950	16,388

Distributions payable	5,798	4,643

Payable for securities purchased	—	1,022,598

Payable for Fund shares repurchased	—	17,733

Accrued expenses	132,326	83,783

Total Liabilities	330,539	1,326,770

Total Net Assets	$1,251,610,362	$1,338,608,324

Net Assets:

Par value (Note 4)	$12,513	$13,383

Paid-in capital in excess of par value	1,251,262,177	1,338,405,788

Undistributed net investment income	1,101,214	361,738

Accumulated net realized loss on investments	(765,542)	(172,585)

Total Net Assets	$1,251,610,362	$1,338,608,324

Shares Outstanding:
Institutional shares	1,251,274,690	1,338,272,201

Net Asset Value:
Institutional shares	$1.00	$1.00

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 27

Statements of operations
For the year ended May 31, 2010

	Western Asset Institutional Money Market Fund	Western Asset Institutional AMT Free Municipal Money Market Fund

Investment Income:

Interest	$7,554,560	$6,340,221

Expenses:

Investment management fee (Note 2)	3,860,828	3,832,339

Treasury Guarantee Program fees (Note 9)	409,565	391,486

Legal fees	170,067	164,438

Registration fees	139,171	108,046

Audit and tax	45,111	29,300

Shareholder reports	42,270	37,892

Insurance	40,962	48,730

Trustees’ fees	39,541	27,171

Transfer agent fees	17,687	20,956

Custody fees	12,033	10,528

Miscellaneous expenses	25,464	9,421

Total Expenses	4,802,699	4,680,307
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,149,556)	(819,599)

Net Expenses	3,653,143	3,860,708

Net Investment Income	3,901,417	2,479,513

Net Realized Gain (Loss) on Investments	116,199	(2,228)

Proceeds From Settlement of a Regulatory Matter (Note 6)	1,107,762	361,739

Increase in Net Assets From Operations	$5,125,378	$2,839,024

See Notes to Financial Statements.

28 | Legg Mason Partners Institutional Trust 2010 Annual Report

Statements of changes in net assets
Western Asset Institutional Money Market Fund

For the Years Ended May 31,	2010	2009

Operations:

Net investment income	$3,901,417	$45,959,202

Net realized gain (loss)	116,199	(351,455)

Proceeds from settlement of a regulatory matter (Note 6)	1,107,762	—

Increase in Net Assets From Operations	5,125,378	45,607,747

Distributions to Shareholders From (Notes 1 and 5):

Net investment income	(3,907,965)	(45,959,202)

Decrease in Net Assets From Distributions to Shareholders	(3,907,965)	(45,959,202)

Fund Share Transactions (Note 4):

Net proceeds from sale of shares	2,229,800,405	4,513,601,596

Reinvestment of distributions	3,613,604	41,854,979

Cost of shares repurchased	(2,834,474,949)	(6,254,096,861)

Decrease in Net Assets From Fund Share Transactions	(601,060,940)	(1,698,640,286)

Decrease in Net Assets	(599,843,527)	(1,698,991,741)

Net Assets:

Beginning of year	1,851,453,889	3,550,445,630

End of year*	$1,251,610,362	$1,851,453,889

*Includes undistributed net investment income of:	$1,101,214	—

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 29

Statements of changes in net assets
Western Asset Institutional AMT Free Municipal Money Market Fund

For the Years Ended May 31,	2010	2009

Operations:

Net investment income	$2,479,513	$37,672,855

Net realized loss	(2,228)	(170,357)

Proceeds from settlement of a regulatory matter (Note 6)	361,739	—

Increase in Net Assets From Operations	2,839,024	37,502,498

Distributions to Shareholders From (Notes 1 and 5):

Net investment income	(2,486,877)	(37,666,409)

Net realized gains	—	(6,446)

Decrease in Net Assets From Distributions to Shareholders	(2,486,877)	(37,672,855)

Fund Share Transactions (Note 4):

Net proceeds from sale of shares	2,064,112,831	5,183,893,993

Reinvestment of distributions	2,359,958	34,775,557

Cost of shares repurchased	(2,743,560,993)	(6,339,142,307)

Decrease in Net Assets From Fund Share Transactions	(677,088,204)	(1,120,472,757)

Decrease in Net Assets	(676,736,057)	(1,120,643,114)

Net Assets:

Beginning of year	2,015,344,381	3,135,987,495

End of year*	$1,338,608,324	$2,015,344,381

*Includes undistributed net investment income of:	$361,738	$7,363

See Notes to Financial Statements.

30 | Legg Mason Partners Institutional Trust 2010 Annual Report

Financial highlights
Western Asset Institutional Money Market Fund

For a share of beneficial interest outstanding throughout each year ended May 31:
Institutional Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.002	0.019	0.044	0.051	0.039

Net realized gain (loss)	(0.001)	(0.000)[2]	(0.000)[2]	(0.000)[2]	0.000 [2]

Proceeds from settlement of a regulatory matter	0.001	—	—	—	—

Total income from operations	0.002	0.019	0.044	0.051	0.039

Less distributions from:
Net investment income	(0.002)	(0.019)	(0.044)	(0.051)	(0.039)

Net realized gains	—	—	—	—	(0.000)[2]

Total distributions	(0.002)	(0.019)	(0.044)	(0.051)	(0.039)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	0.22%*	1.89%[4]	4.54%	5.19%	3.96%

Net assets, end of year (millions)	$1,252	$1,851	$3,550	$5,617	$4,616

Ratios to average net assets:
Gross expenses	0.30%[5]	0.28%[5]	0.23%	0.24%[6]	0.26%

Net expenses[7,8]	0.23 [5]	0.15 [5,9]	0.23 [9]	0.23 [6]	0.22

Net investment income	0.24	1.98	4.57	5.08	3.96

[1]	Effective September 28, 2009, Class A shares were renamed Institutional Shares.

[2]	Amount represents less than $0.001 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	If the Fund had not entered into the Capital Support Agreements, the total return would have been lower.

[5]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.27% and 0.20% for the year ended May 31, 2010, respectively, and 0.25% and 0.12% for the year ended May 31, 2009, respectively.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.24% and 0.23%, respectively.

[7]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Institutional Shares will not exceed 0.23% until December 31, 2011.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

*	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been the same.

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2010 Annual Report | 31

Financial highlights
Western Asset Institutional AMT Free Municipal Money Market Fund

For a share of beneficial interest outstanding throughout each year ended May 31:
Institutional Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.002	0.015	0.029	0.034	0.027

Net realized gain (loss)	(0.001)	(0.000)[2]	0.000 [2]	0.000 [2]	(0.000)[2]

Total income from operations	0.001	0.015	0.029	0.034	0.027

Less distributions from:
Net investment income	(0.001)	(0.015)	(0.029)	(0.034)	(0.027)

Net realized gains	—	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.000)[2]

Total distributions	(0.001)	(0.015)	(0.029)	(0.034)	(0.027)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	0.15%	1.49%	2.98%	3.46%	2.69%

Net assets, end of year (millions)	$1,339	$2,015	$3,136	$3,155	$2,557

Ratios to average net assets:
Gross expenses	0.29%[4]	0.28%[4]	0.25%	0.25%[5]	0.27%

Net expenses[6,7]	0.24 [4]	0.26 [4]	0.23 [8]	0.23 [5]	0.22

Net investment income	0.16	1.53	2.93	3.41	2.68

[1]	Effective September 28, 2009, Class A shares were renamed Institutional Shares.

[2]	Amount represents less than $0.001 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.27% and 0.22% for the year ended May 31, 2010, respectively, and 0.25% and 0.23% for the year ended May 31, 2009, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.25% and 0.23%, respectively.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Institutional Shares will not exceed 0.23% until December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

See Notes to Financial Statements.

32 | Legg Mason Partners Institutional Trust 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Institutional Money Market Fund (“Institutional Money Market Fund”) and Western Asset Institutional AMT Free Municipal Money Market Fund (formerly known as Western Asset Institutional Municipal Money Market Fund) (“Institutional AMT Free Municipal Money Market Fund”) (collectively, the “Funds”) are separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Funds have adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Institutional Money Market Fund

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$1,250,414,940	—	$1,250,414,940

† See Schedule of Investments for additional detailed categorizations.

Legg Mason Partners Institutional Trust 2010 Annual Report | 33

Institutional AMT Free Municipal Money Market Fund

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$1,338,432,780	—	$1,338,432,780

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Funds may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions on the shares of the Funds are declared each business day to shareholders of record, and are paid monthly. The Institutional AMT Free Municipal Money Market Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

34 | Legg Mason Partners Institutional Trust 2010 Annual Report

Notes to financial statements (cont’d)

(f) Compensating balance arrangements. The Funds have an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on each Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Funds from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Funds had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager and Western Asset Management Company (“Western Asset”) is the Funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, the Funds pay an investment management fee, calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.250%

Next $1 billion	0.225

Next $3 billion	0.200

Next $5 billion	0.175

Over $10 billion	0.150

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Funds.

As a result of an expense limitation agreement between the Funds and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average daily net assets of each Fund’s Institutional Shares, will not exceed 0.23% until December 31, 2011. These expense limitation agreements cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended May 31, 2010, fees waived and/or expenses reimbursed amounted to $1,149,556 and $819,599 for Institutional Money Market Fund and Institutional AMT Free Municipal Money Market Fund, respectively.

Legg Mason Partners Institutional Trust 2010 Annual Report | 35

The manager is permitted to recapture amounts previously forgone or reimbursed to the Funds during the same fiscal year if each of the Funds’ total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Funds, in the Funds’ total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended May 31, 2010, the Funds did not invest in swaps, options or futures and do not have any intention to do so in the future.

4. Shares of beneficial interest

At May 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Because the Funds have maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

5. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Funds have made the following distributions:

Record Date Payable Date	Institutional Money Market Fund	Institutional AMT Free Municipal Money Market Fund

Daily
6/30/2010	$0.000102	$0.000139

The tax character of distributions paid during the fiscal year ended May 31, 2010 was as follows:

	Institutional Money Market Fund	Institutional AMT Free Municipal Money Market Fund

Distributions Paid From:

Tax-exempt income	—	$2,486,877

Ordinary income	$3,907,965	—

Total distributions paid	$3,907,965	$2,486,877

36 | Legg Mason Partners Institutional Trust 2010 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal year ended May 31, 2009 were as follows:

	Institutional Money Market Fund	Institutional AMT Free Municipal Money Market Fund

Distributions Paid From:

Tax-exempt income	—	$37,665,675

Ordinary income	$45,959,202	1,299

Net long-term capital gains	—	5,881

Total taxable distributions	45,959,202	7,180

Total distributions paid	$45,959,202	$37,672,855

As of May 31, 2010, there were no significant differences between the book and tax components of net assets.

As of May 31, 2010, the Institutional Money Market Fund had, for federal income tax purposes, a net capital loss carryforward of $765,542, of which $10,158 expires in 2016 and $755,384, expires in 2017. The Institutional Money Market Fund utilized $116,199 of its capital loss carryover from prior years. As of May 31, 2010, the Institutional AMT Free Municipal Money Market Fund had, for federal income tax purposes, a net capital loss carryforward of $172,585, of which $170,357 expires in 2017 and $2,228 expires in 2018. These amounts will be available to offset any future taxable capital gains.

6. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Funds, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the

Legg Mason Partners Institutional Trust 2010 Annual Report | 37

approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Institutional Money Market Fund and the Institutional AMT Free Municipal Money Market Fund have received $1,107,762 and $361,739 for Institutional Shares, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

*  *  *

In January 2010, the SEC adopted changes to money market fund regulations. The Funds intend to comply with each of these changes by the implementation date. None of these changes in regulations affect the financial statements.

7. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Funds, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”) substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”) and Board members of the Defendant Funds (collectively, the “Defendants”).The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ Contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the

38 | Legg Mason Partners Institutional Trust 2010 Annual Report

Notes to financial statements (cont’d)

causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’ report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A

Legg Mason Partners Institutional Trust 2010 Annual Report | 39

motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

9. Treasury guarantee

The Funds elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guaranteed the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 were eligible to participate in the guarantee. Those shareholders were able to purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee could not have exceeded the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increased after September 19, 2008, the amount of the increase would not have been covered by the guarantee.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department had further extended the Guarantee Program through September 18, 2009. The Funds elected to participate in these extensions.

In order to participate in the Guarantee Program during the initial term, the Funds paid a participation fee of 0.01% of the Funds’ net asset value as of September 19, 2008.The fee for participation in each extension was 0.015%. These fees were not covered by any expense cap in effect during the period.

The Guarantee Program expired as of close of business on September 18, 2009.

40 | Legg Mason Partners Institutional Trust 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Western Asset Institutional Money Market Fund and Western Asset Institutional AMT Free Municipal Money Market Fund (formerly Western Asset Institutional Municipal Money Market Fund), each a series of Legg Mason Partners Institutional Trust, as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Institutional Money Market Fund and Western Asset Institutional AMT Free Municipal Money Market Fund as of May 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 22, 2010

Legg Mason Partners Institutional Trust | 41

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset Institutional Money Market Fund (“Institutional Money Market Fund”) and Western Asset Institutional AMT Free Municipal Money Market (formerly known as Western Asset Institutional Municipal Money Market Fund) (“Institutional AMT Free Municipal Money Market Fund”) (the “Funds”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-625-4554 or 1-212-857-8181.

Independent Trustees†

Elliott J. Berv

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years

Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

42 | Legg Mason Partners Institutional Trust

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988), Principal/Member, Balvan Partners (investment management) (2002 to 2009)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Legg Mason Partners Institutional Trust | 43

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

44 | Legg Mason Partners Institutional Trust

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years

Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	133

Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker

Legg Mason
620 Eighth Avenue New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Partners Institutional Trust | 45

Additional Officers cont’d

John Chiota

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2007 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) with Trust	Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

46 | Legg Mason Partners Institutional Trust

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

David Castano

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1971

Position(s) with Trust	Treasurer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly

Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Partners Institutional Trust | 47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2010:

	Institutional Money Market Fund

Distributions Paid:	June 2009 through December 2009	January 2010 through May 2010

Interest from federal obligations	16.47%	9.41%

All of the net investment income distributions paid monthly by the Institutional AMT Free Municipal Money Market Fund during the taxable year ended May 31, 2010 qualify as tax-exempt interest dividends for Federal income tax purposes,

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

70% of the ordinary income distributions paid monthly by Institutional Money Market Fund represents Qualified Net Investment Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

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Western Asset
Institutional Money Market Fund
Western Asset
Institutional AMT Free Municipal Money Market Fund

Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadviser
Western Asset Management Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Western Asset Institutional Money Market Fund
Western Asset Institutional AMT Free Municipal Money Market Fund
The Funds are a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Legg Mason Partners Institutional Trust
Legg Mason Funds
55 Water Street
New York, New York 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-625-4554 or 1-212-857-8181.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-625-4554 or 1-212-857-8181, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the above noted Funds of Legg Mason Partners Institutional Trust. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing. www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors
 ©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
WASX010006 7/10 SR10-1131

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2009 and May 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $61,315 in 2009 and $83,100 in 2010.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,000 in 2009 and $9,600 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.		SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: August 3, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: August 3, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date: August 3, 2010